Investor Update 2011 Q4 February 6, 2012 Exhibit 99.3

© 2012 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

This presentation contains statements considered forward-looking for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various factors, including those discussed in our most recent Annual Report on Form 10-K and Quarterly Report on
Form 10-Q filed with the Securities and Exchange Commission. Coinstar, Inc. assumes no obligation and does not intend to update these forward-looking statements.
Safe Harbor for Forward-Looking Statements

© 2012 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

2012 Full Year and Q1 Guidance
As of February 6, 2012
2012 Full Year –
Revenue by Segment (in millions)
Redbox $1,770 – $1,930
Coin $300 – $310
New Ventures $5 – $10
Total $2,075 – $2,250
2012 Full Year – Other
Core adjusted EBITDA from continuing
operations* (in millions)
$425 – $460
Core EPS** $3.80 – $4.30
Average Diluted Shares Outstanding
(in millions)
31.9 – 32.7
Estimated Effective Tax Rate 39%
Free Cash Flow from continuing
operations***  (in millions)
$120 – $145
2012 Q1 Guidance
Revenue (in millions)
$530 – $555
Core adjusted EBITDA from continuing
operations* (in millions)
$94 – $104
Core EPS** $0.76 – $0.91
2012 Full Year Capital Expenditures
from Continuing Operations (in millions)
Redbox – New $133 – $141
Redbox – Maintenance $7 – $9
Coin – New $19 – $22
Coin – Maintenance $6 – $8
Corporate/Other $90 – $95
Total $255 – $275
2012 Full Year – Installations, net
Redbox Kiosks 4,000 – 6,000
Coin Kiosks 50 – 150
New Ventures 0 – 650
* Core adjusted EBITDA from continuing operations is defined as earnings before net interest expense, income taxes, depreciation, amortization and certain other non-cash charges, including the write-off from early retirement of debt, and share-based expenses from continuing operations, as well as before non-core adjustments, which are net of applicable taxes and primarily include acquisition expenses, such as advisor fees and closing costs, and non-recurring gains/losses related to the formation of our joint venture with Verizon, as well as gains/(losses)
from equity investments, which represent our share of income from entities we do not consolidate or control.
** Core EPS is defined as earnings per share from continuing operations excluding non-core adjustments, which are net of applicable taxes and primarily include acquisition expenses and non-recurring gains/losses related to the formation of our joint venture with Verizon, as well as gain/(loss) from equity investments.
*** Free cash flow from continuing operations is defined as net cash provided by operating activities from continuing operations after cash paid for capital expenditures from continuing operations.

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Consolidated Revenue
As of December 31, 2011
Revenue
(in millions)
$261
$650
$1,033
$1,436
$1,845
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
2007 2008 2009 2010 2011

© 2012 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

As of December 31, 2011
* From acquisition date
Redbox *
Q1 Q2 Q3 Q4 YTD
2011 362,344 $  363,862 $  389,801 $  445,591 $  1,561,598 $
2010 263,078 $  271,869 $  305,365 $  319,397 $  1,159,709 $
2009 154,697 $  188,909 $  198,064 $  231,760 $  773,430 $
2008 60,513 $    89,956 $    104,192 $  133,792 $  388,453 $
2007 2,602 $      3,063 $      1,649 $      2,218 $      9,532 $
Coin
Q1 Q2 Q3 Q4 YTD
2011 20,609 $    26,800 $    27,879 $    25,678 $    100,966 $
2010 15,020 $    28,043 $    27,872 $    25,382 $    96,317 $
2009 22,391 $    26,016 $    27,254 $    26,949 $    102,610 $
Coin
Q1 Q2 Q3 Q4 YTD
2011 61,363 $    71,065 $    75,506 $    74,448 $    282,382 $
2010 59,918 $    70,362 $    74,669 $    71,033 $    275,982 $
2009 57,876 $    64,741 $    69,501 $    66,398 $    258,516 $
2008 59,329 $    64,585 $    71,104 $    66,608 $    261,626 $
2007 54,915 $    62,523 $    67,513 $    66,363 $    251,314 $
New Ventures
Q1 Q2 Q3 Q4 YTD
2011 365 $          301 $          310 $          416 $          1,392 $
2010 126 $          125 $          153 $          326 $          730 $
2009 180 $          194 $          160 $          143 $          677 $
Redbox *
Q1 Q2 Q3 Q4 YTD
2011 50,821 $    74,017 $    83,499 $    76,595 $    284,932 $
2010 46,301 $    37,167 $    53,648 $    53,734 $    190,850 $
2009 20,850 $    24,568 $    26,684 $    29,469 $    101,571 $
New Ventures
Q1 Q2 Q3 Q4 YTD
2011 (2,555) $     (4,767) $     (4,425) $     (6,068) $     (17,815) $
2010 (1,488) $     (1,927) $     (2,248) $     (2,560) $     (8,223) $
2009 (154) $        (641) $        (669) $        (617) $        (2,081) $
Revenue Segment Operating Income (Loss)
Business Segment Information
(in thousands) (in thousands)

© 2012 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

As of December 31, 2011
Coin
Q1 Q2 Q3 Q4 YTD
2011 7,371 $      7,451 $      7,924 $      9,176 $      31,922 $
2010 7,059 $      7,562 $      7,468 $      7,632 $      29,721 $
2009 6,741 $      7,177 $      7,081 $      7,008 $      28,007 $
Redbox *
Q1 Q2 Q3 Q4 YTD
2011 27,098 $    27,360 $    30,910 $    30,062 $    115,430 $
2010 22,121 $    23,866 $    23,955 $    23,503 $    93,445 $
2009 13,169 $    14,725 $    15,527 $    17,267 $    60,688 $
New Ventures
Q1 Q2 Q3 Q4 YTD
2011 175 $          679 $          5 $              7 $              866 $
2010 3,500 $      184 $          (41) $           183 $          3,826 $
2009 240 $          273 $          367 $          406 $          1,286 $
Depreciation, Amortization and Other
(in thousands)
* From acquisition date
Business Segment Information

© 2012 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

As of
December 31, 2011
Redbox Kiosks (rounded)
Q1 Q2 Q3 Q4
2011 31,800       33,300       34,400       35,400
2010 24,800       26,900       28,500       30,200
2009 15,400       17,900       20,600       22,400
2008 7,900          9,600          11,800       13,700
2007 3,000          4,300          5,700          7,000
Coin Kiosk Same Store Sales
Q1 Q2 Q3 Q4
2011 5.3% 1.8% 1.0% 1.7%
2010 0.5% 7.9% 7.9% 10.0%
2009 -5.0% -4.3% -5.4% -5.1%
Coin Kiosks (rounded)
Q1 Q2 Q3 Q4
2011 18,800       18,900       19,500       20,200
2010 19,100       19,000       18,900       18,900
2009 18,400       18,400       18,800       19,200
2008 15,500       16,500       17,500       18,400
2007 13,800       14,200       14,500       15,400
Redbox Kiosk Same Store Sales
Q1 Q2 Q3 Q4
2011 15.3% 16.6% 13.0% 27.1%
2010 21.0% 3.5% 17.2% 12.5%
2009 35.0% 33.0% 26.3% 21.0%
Redbox
Coin
Installations and Same Store Sales

© 2012 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

As of December 31, 2011
Redbox Gross Margin
Q1 Q2 Q3 Q4 YTD
2011 53.1% 58.4% 59.1% 54.9% 56.3%
2010 59.0% 56.4% 59.7% 54.4% 57.3%
2009 59.6% 57.4% 58.1% 54.0% 57.0%
2008 65.2% 63.0% 62.5% 62.2% 62.9%
Q1 Q2 Q3 Q4 YTD
2011 38,472 $    49,405 $    46,902 $    44,457 $    179,236 $
2010 31,517 $    52,822 $    48,135 $    38,375 $    170,849 $
2009 34,987 $    38,288 $    28,647 $    46,545 $    148,467 $
2008 28,182 $    34,653 $    47,692 $    33,525 $    144,052 $
2007 7,495 $      11,926 $    15,375 $    15,047 $    49,843 $
Consolidated Capital Expenditures* (in thousands)
* For continuing operations
Other Information

© 2012 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

* All Walmart related companies, including Sam’s Club and ASDA
As of December 31, 2011
•
Walgreens
•
Walmart*
•
Kroger
•
7- Eleven
•
McDonald’s
•
Walmart*
•
Kroger
•
Supervalu
•
Delhaize
•
Ahold
•
Walmart*
•
Walgreens
•
Kroger
•
7-Eleven
•
Supervalu
Redbox Coin Consolidated
Top 5 Customers by Revenue